EXHIBIT 10.5(b)(viii)
SEVENTH AMENDMENT TO TRUST AGREEMENT BETWEEN
FIDELITY MANAGEMENT TRUST COMPANY AND
THE SCOTTS COMPANY
     THIS SEVENTH AMENDMENT, dated as of the 1st day of September, 2002, except as otherwise indicated below, by and between Fidelity Management Trust Company (the “Trustee”) and The Scotts Company (the “Sponsor”);
WITNESSETH:
     WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated January 1, 1998 with regard to The Scotts Company Executive Retirement Plan (the “Plan”); and
     WHEREAS, the Sponsor has informed the Trustee that effective October 1, 2002, the assets of the Baron Asset Fund and the Fidelity Worldwide Fund are frozen to incoming contributions and exchanges in; and
     WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;
     NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:
(1)	Amending the “investment options” section of Schedule “A”, to add the following:
•	Fidelity Low-Priced Stock Fund

•	Fidelity Freedom 2040 Fund®

•	Managers Special Equity Fund

•	Dodge & Cox Stock Fund

•	EuroPacific Growth Fund — Class A
(2)	Effective October 1, 2002, amending the “investment options” section of Schedule “A”, to reflect that the Baron Asset Fund and the Fidelity Worldwide Fund are frozen to incoming contributions and exchanges in.

(3)	Amending and restating the “Outside Mutual Funds” section of Schedule “B”, as follows:

Non-Fidelity Mutual Funds:	Non-Fidelity Mutual Fund vendors shall pay fees directly to Fidelity Investments Institutional Operations Company, Inc. (FIIOC) or its affiliates equal to such percentage (generally 25 to 50 basis points) of plan assets invested in such Non-Fidelity Mutual Funds as may be disclosed periodically, or, in the case of the following investment options, in the amounts listed below:

Dodge & Cox Stock Fund: 10 basis points.

EuroPacific Growth Fund — Class A: 25 basis points, and $3.00 per Participant, per year.

Unless otherwise noted, disclosure shall be posted and updated quarterly on Plan Sponsor Webstation at https://psw.fidelity.com or a successor site.
     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Seventh Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

THE SCOTTS COMPANY			FIDELITY MANAGEMENT TRUST COMPANY

By:	/s/ George A. Murphy	8/20/02	By:	/s/ Roberta Coen	9/5/02

		Date		FMTC Authorized Signatory	Date

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